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                                                                     EXHIBIT 4.2

Number                                      Shares

CLP

                                     [LOGO]

                                     Caliper


                    CALIPER TECHNOLOGIES CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           CUSIP 130876 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND LIMITATIONS OF SHARES

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001, OF

CALIPER TECHNOLOGIES CORP.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Robert L. Jones                  /s/ Daniel L. Kisner
--------------------------------     -------------------------------------
SECRETARY                            PRESIDENT AND CHIEF EXECUTIVE OFFICER




                           [Seal]

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                           CALIPER TECHNOLOGIES CORP.


     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right of survivorship and not as tenants


UNIF GIFT MIN ACT - ____________ Custodian ____________________________________
                       (Cust)                             (Minor)

                         Under Uniform Gifts To Minors

                         Act __________________________________________________
                               (State)

UNIF TRF MIN ACT  - ____________ Custodian (until age) ________________________
                      (Cust)                                (Minor)

                    ___________ (under California ____________________________)
                      (minor)

                    ___________ Act ___________________________________________
                      (State)


     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


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                                                            Shares of the common
------------------------------------------------------------
stock represented by the within Certificate, and do hereby irrevocably

constitute and appoint                                                  Attorney
                       ------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------


                                      /s/
                                          --------------------------------------

                                      /s/
                                          --------------------------------------

                                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed


By:
    ---------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO THE S.E.C. RULE 17Ad-15.


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